EXHIBIT 21.1
SUBSIDIARIES OF STEPSTONE GROUP INC. (as of March 31, 2022)

Name of Subsidiary	Jurisdiction/State of Incorporation
SRA Capital (Canada) LTD.	British Columbia, Canada
StepStone Conversus LLC	Delaware
StepStone Europe Limited	England and Wales
StepStone GC Manager, L.P.	Delaware
StepStone Gestão de Recursos Ltda.	Brazil
StepStone Group (CHINA) Limited	China
StepStone Group (HK) Limited	Hong Kong
StepStone Group Europe LLP	United Kingdom
StepStone Group Holdings LLC	Delaware
StepStone Group LP	Delaware
StepStone Group Luxembourg S.À R.L	Luxembourg
StepStone Group Real Assets Holdings LLC	Delaware
StepStone Group Real Assets LP	Delaware
StepStone Group Real Estate Holdings LLC	Delaware
StepStone Group Real Estate LP	Delaware
StepStone Partners, L.P.	Delaware
Swiss Capital Alternative Investments AG	Switzerland
Swiss Capital Alternative Investments G.P. LTD.	Switzerland
StepStone Group Europe Alternative Investments Limited	Ireland
StepStone Verwaltungs Gmbh	Germany
StepStone Diversified Funds GP, LLC	Delaware
StepStone E (GP) LLC	Delaware
StepStone E Offshore (GP) LLC	Cayman Islands
StepStone East Town (GP), LLC	Cayman Islands
StepStone European Fund GP, S.À.R.L.	Luxembourg
StepStone FERRO (GP), LLC	Delaware
StepStone FSS (GP), LLC	Delaware
StepStone G (GP), LLC	Delaware
StepStone G (GP) II, LLC	Delaware
StepStone GC GP, LLC	Delaware
StepStone H (GP), LLC	Delaware
StepStone HF (GP), LLC	Delaware
StepStone HF Real Estate (GP), LLC	Delaware
StepStone JP (GP) II, LLC	Delaware
StepStone JP (GP), LLC	Delaware
StepStone K Infrastructure (GP), LLC	Cayman Islands
StepStone K Infrastructure (GP) II, LLC	Cayman Islands
StepStone K Opportunities (GP), LLC	Delaware
StepStone K Real Estate (GP), LLC	Cayman Islands
StepStone KF (GP), LLC	Delaware
StepStone LMM (GP), LLC	Delaware
StepStone Maple (GP), LLC	Delaware
StepStone Mexico I (GP), LLC	Delaware

StepStone NL (GP), LLC	Delaware
StepStone NLGI (GP), LLC	Delaware
StepStone NPS PE (GP), LLC	Delaware
StepStone NPS PE II (GP), LLC	Cayman Islands
StepStone NPS Real Estate (GP), LLC	Cayman Islands
StepStone NPS SIERA (GP), LLC	Delaware
StepStone NPS SIRA II (GP), LLC	Cayman Islands
StepStone OH Secondaries (GP), LLC	Delaware
StepStone Opportunities Fund G.P. Ltd	Cayman Islands
StepStone P (GP), LLC	Cayman Islands
StepStone P Real Assets (GP), LLC	Cayman Islands
StepStone P Real Assets II (GP), LLC	Cayman Islands
StepStone PC GP, LLC	Delaware
StepStone PH (GP), LLC	Delaware
StepStone PIFSS Real Estate (GP), LLC	Cayman Islands
StepStone PPA (GP), LLC	Delaware
StepStone PPL Secondaries (GP), LLC	Delaware
StepStone PRIVATE ACCESS (GP), LLC	Delaware
StepStone R (GP), LLC	Delaware
StepStone Real Estate Partners IV (GP) S.À.R.L.	Luxembourg
StepStone REP III (GP) (Cayman), LLC	Cayman Islands
StepStone REP III (GP), LLC	Delaware
StepStone REP IV (GP Cayman), LLC	Cayman Islands
StepStone REP IV (GP), LLC	Delaware
StepStone RIVAS (GP), LLC	Delaware
StepStone Scorpio (GP), LLC	Cayman Islands
StepStone Secondaries (GP), LLC	Delaware
StepStone Secondaries II (GP), LLC	Delaware
StepStone Secondaries III (GP) S.À R.L.	Luxembourg
StepStone Secondaries III (GP), LLC	Delaware
StepStone Secondaries IV (GP) S.À R.L.	Luxembourg
StepStone Secondaries IV (GP), LLC	Delaware
StepStone SEDCO (GP), LLC	Delaware
StepStone SL (GP), LLC	Cayman Islands
StepStone Sunstone (GP), LLC	Delaware
StepStone Tactical Growth (GP), LLC	Delaware
StepStone Tactical Growth II (GP), LLC	Delaware
StepStone Tactical Growth III (GP), LLC	Delaware
StepStone TRI GP LLC	Delaware
StepStone TS (GP), LLC	Delaware
StepStone UWF Secondaries (GP), L.P.	Delaware
StepStone UWF Secondaries Holdings (GP), LLC	Delaware
StepStone XL (GP), LLC	Delaware
StepStone Y (GP) LLC	Cayman Islands
Swiss Capital Private Debt G.P. (Luxembourg) S.À.R.L.	Luxembourg

Swiss Capital Private Debt G.P. II (Luxembourg) S.À.R.L.	Luxembourg
Swiss Capital Private Debt G.P. II LTD.	Cayman Islands
SSG Private Debt G.P. III (Luxembourg) S.À R.L.	Luxembourg
Swiss Capital Private Debt G.P. LTD	Cayman Islands
Swiss Capital Private Debt Manager G.P. LTD	Cayman Islands
Swiss Capital SCL Fund G.P. Ltd.	Cayman Islands
Private Equity Portfolio G.P. CO.	Cayman Islands
Real Estate Fund I Domestic GP, LLC	Delaware
Real Estate Fund I International GP, LLC	Delaware
Real Estate Fund II GP, LLC	Delaware
Silverstone III (GP), LLC	Delaware
SSG Private Debt Manager G.P. II (Cayman) Ltd.	Cayman Islands
SSG ME Infrastructure (GP), LLC	Cayman Islands
SSG ME Real Estate (GP), LLC	Cayman Islands
SSG Peninsula (GP), LLC	Cayman Islands
StepStone A (GP), LLC	Delaware
StepStone AEGON (GP), LLC	Delaware
StepStone AMP (GP), LLC	Delaware
StepStone AP (GP), LLC	Delaware
StepStone Atlantic (GP), L.P.	Delaware
StepStone Atlantic Holdings (GP), LLC	Delaware
StepStone ATLAS (GP), LLC	Delaware
StepStone ATS (GP), LLC	Delaware
StepStone Atlas III (Offshore) (GP), LLC	Cayman Islands
StepStone AZ China and Asia (GP), LLC	Delaware
StepStone AZ Secondaries (GP), LLC	Delaware
StepStone B (GP), LLC	Cayman Islands
StepStone B II-G (GP), LLC	Cayman Islands
StepStone B II-R (GP), LLC	Cayman Islands
StepStone BVK (GP), S.À R.L.	Luxembourg
StepStone BVK RE (GP), S.À R.L	Luxembourg
StepStone C (GP), LLC	Delaware
StepStone Capital III (GP) S.À.R.L.	Luxembourg
StepStone Capital III (GP), LLC	Cayman Islands
StepStone Capital IV (GP) S.À.R.L.	Luxembourg
StepStone Capital IV (GP), LLC	Cayman Islands
StepStone Capital V (GP), S.À.R.L.	Luxembourg
StepStone Capital V (GP), LLC	Cayman Islands
StepStone CGC Opportunities (GP), Limited	Cayman Islands
StepStone Co-Investment Funds GP, LLC	Delaware
StepStone PH Infra Equity (GP), LLC	Cayman Islands
StepStone PTS Infrastructure Secondary Opportunities (GP), LLC	Cayman Islands
StepStone HCSCMPTEPP (GP), LLC	Delaware
StepStone PH Infra (GP), LLC	Delaware

StepStone HB Real Estate (GP), LLC	Cayman Islands
SSG PIF Insurance GP Ltd	Cayman Islands
SSG Private Credit (US) GP LLC	Delaware
Edamame Administrative Member LLC	Delaware
StepStone Conversus (Luxembourg) GP S.À R.L.	Luxembourg
StepStone Atlas III (GP), LLC	Delaware
StepStone Badger Secondary Opportunities Holdings (GP), LLC	Cayman Islands
StepStone PI (GP), LLC	Delaware
StepStone Sanabil (GP), LLC	Delaware
StepStone Secondaries (GP) V S.À R.L.	Luxembourg
StepStone Secondaries V Overage (GP) S.À R.L.	Luxembourg
StepStone TC (GP), LLC	Delaware
StepStone TI1 Tactical (GP), LLC StepStone Thunderbird (GP), LLC	Cayman Islands Delaware
Greenspring Associates, L.P.	Delaware
Greenspring Associates, LLC	Delaware
Greenspring Associates Newco, LLC	Delaware
Greenspring Back Office Solutions, LLC	Delaware
Greenspring Back Office Solutions Newco, LLC	Delaware
Blackbird GA 2020 GP, LLC	Delaware
Blackbird GSC, L.P.	Delaware
StepStone VC Asia GP I, LLC	Cayman Islands
StepStone VC Crossover I GP, LLC	Delaware
StepStone VC Diversity GP I, LLC	Delaware
StepStone VC Early Stage GP I, LLC	Delaware
StepStone VC Early Stage GP II, LLC	Delaware
StepStone VC Early Stage I-H GP LLC	Delaware
StepStone VC Early Stage I-LH GP LLC	Delaware
StepStone VC FF-GP II, Ltd.	Cayman Islands
StepStone VC FF-GP III, LLC	Delaware
StepStone VC FF-GP IV, LLC	Delaware
StepStone VC FF-GP, LLC	Delaware
StepStone VC GE V GP, LLC	Delaware
StepStone VC General Partner GW, LLC	Delaware
StepStone VC Global Partners IX-M GP, LLC	Delaware
StepStone VC Global Partners IX-V GP, LLC	Delaware
StepStone VC GP (Healthcare), LLC	Delaware
StepStone VC GP III, LLC	Delaware
StepStone VC GP IV, LLC	Delaware
StepStone VC GP IX, LLC	Delaware
StepStone VC GP V, LLC	Delaware
StepStone VC GP VI, LLC	Delaware
StepStone VC GP VII, Ltd.	Cayman Islands
StepStone VC GP VIII SARL	Luxembourg
StepStone VC GP VIII, Ltd.	Cayman Islands

StepStone VC GP X, LLC	Delaware
StepStone VC Growth GP IV, LLC	Delaware
StepStone VC IL GP II LLC	Delaware
StepStone VC Impact GP I, LLC	Delaware
StepStone VC Impact GP II, LLC	Delaware
StepStone VC Micro GP I, LLC	Delaware
StepStone VC Micro GP II, LLC	Delaware
StepStone VC Micro GP III LLC	Delaware
StepStone VC Micro GP IV LLC	Delaware
StepStone VC MI-G GP, LLC	Delaware
StepStone VC Opportunities GP II, LLC	Delaware
StepStone VC Opportunities GP III, LLC	Delaware
StepStone VC Opportunities GP IV, LLC	Delaware
StepStone VC Opportunities GP V, LLC	Delaware
StepStone VC Opportunities GP VI, LLC	Delaware
StepStone VC Opportunities GP VII, LLC	Delaware
StepStone VC Secondaries GP I, LLC	Delaware
StepStone VC Secondaries GP II, LLC	Delaware
StepStone VC Secondaries GP III, LLC	Delaware
StepStone VC Secondaries GP IV, LLC	Delaware
StepStone VC Secondaries GP V, LLC	Delaware
StepStone VC SK GP, LLC	Cayman Islands
StepStone VC SPV (AV IV) GP, LLC	Delaware
StepStone VC SPV IV, LLC	Delaware
StepStone VC SPV IX GP, LLC	Delaware
StepStone VC SPV UT GP LLC	Delaware
StepStone VC SPV VII GP LLC	Delaware
StepStone VC SPV, LLC	Delaware
StepStone VC GP X-I, LLC	Delaware
StepStone VC F-II GP, LLC	Delaware
StepStone GE VII-L GP, LLC	Delaware
StepStone VC X-V GP, LLC	Delaware
StepStone iCapital GP VC, LLC	Delaware
StepStone VC Asia I-GB GP, LLC	Delaware
StepStone VC BC GP, LLC	Delaware
StepStone VC Blockchain GP I, LLC	Delaware
StepStone VC Diversity GP II, LLC	Delaware
StepStone VC Early Stage GP III, LLC	Delaware
StepStone VC IX-R GP, LLC	Delaware
StepStone VC NZ GP LLC	Delaware